                                Delaware
                                Investments(SM)
                                --------------------------------------
                                A member of Lincoln Financial Group(R)












































                                Lincoln National

                                Money Market Fund, Inc.

                                Semi-Annual Report

                                June 30, 2002



                                                           Money Market Fund

Lincoln National


Money Market Fund, Inc.



Index

     Commentary                                                        1

     Statement of Net Assets                                           2

     Statement of Assets and Liabilities                               3

     Statement of Operations                                           4

     Statements of Changes in Net Assets                               4

     Financial Highlights                                              5

     Notes to Financial Statements                                     6

Lincoln National

Money Market Fund, Inc.


Semi-Annual Portfolio Commentary

For the six months ended June 30, 2002




Managed by:                             Delaware
                                        Investments(SM)
                                        --------------------------------------
                                        A member of Lincoln Financial Group(R)

The Fund had a return of 0.7%(1) for the first six months of 2002 while its style-specific index, the Salomon Smith Barney 90 day T-Bill Index*, returned 0.9%.

The Federal Reserve allowed interest rates to remain at their forty-year low with the Fed Funds target at 1.75 percent after having aggressively lowered rates in 2001 to spur growth in an ailing economy. During 2002's first quarter, there were some signs that the worst might be over. The unemployment rate dropped in January and February, existing home sales remained strong and in March, consumer confidence soared. The jump in confidence was the largest gain since the last recession ended in 1991. At their March meeting the Federal Reserve policy makers dropped their 15 month-old view that weak growth was the biggest threat to the U.S. economy.

In response to appearances that the economy was improving, the market speculated that it was just a matter of time before the Fed began increasing short-term interest rates. Then, in April, the bad news began coming, starting with the U.S. unemployment rate's rise to 6 percent, the highest in 7 1/2 years. Accounting scandals at Enron, Tyco and WorldCom dominated the headlines. The Dow dropped over 10 percent and the NASDAQ declined over 20 percent during the second quarter.



With this and continued concerns about the threat of more terrorist attacks, it was not a surprise that consumer confidence fell during June by the most since September's terrorist attacks. The Federal Reserve Open Market Committee met in May and June and left the Fed funds target at 1.75 percent while maintaining its neutral bias. Most economists now believe the Fed will not raise interest rates until November and there is some belief that the Fed will remain on the sidelines for the remainder of the year.


Jil Schoeff Lindholm






(1) After the deduction of fund expenses.

* Salomon Smith Barney 90 day T-Bill Index - Measures the return on short term securities. An investor cannot directly invest in the above index/indexes, which is/are unmanaged.

Source of comparison data: Federal Reserve statistical release.


                              Money Market Fund  1

Lincoln National

Money Market Fund, Inc.

Statement of Net Assets

June 30, 2002 (Unaudited)


Money Market                                          Principal        Market
Instruments - 93.43%                                  Amount           Value
--------------------------------------------------------------------------------
Automobiles & Automotive Parts - 3.20%
--------------------------------------------------------------------------------
Volkswagen of America
 1.81% 8/12/02                                        $15,000,000   $ 14,968,325
--------------------------------------------------------------------------------
                                                                      14,968,325
Banking, Finance & Insurance - 73.75%
--------------------------------------------------------------------------------
American Express Centurion
 1.82% 12/12/02                                        15,000,000     15,000,000
Amstel Funding
 1.813% 8/2/02                                          9,500,000      9,484,716
 1.827% 8/13/02                                        10,000,000      9,978,261
ANZ
 1.827% 7/10/02                                        18,300,000     18,291,674
Aquinas Funding
 1.818% 8/13/02                                        20,000,000     19,956,761
Credit Suisse First Boston
 1.828% 7/29/02                                         3,500,000      3,495,046
Equitable Life Assurance Society
 1.89% 3/20/03                                         15,000,000     15,000,000
Giro Funding
 1.84% 8/12/02                                          6,000,000      5,987,120
Goldman Sachs
 1.808% 7/18/02                                        10,000,000      9,991,500
 1.939% 7/2/02                                         10,000,000      9,999,464
Grand Funding
 1.80% 8/26/02                                         20,000,000     19,944,000
International Lease Finance
 1.80% 8/14/02                                         18,500,000     18,459,300
JP Morgan Chase
 1.839% 8/23/02                                        10,000,000      9,973,058
Key Bank National
 1.81% 11/7/02                                         15,000,000     14,998,408
Marsh & McLennan
 1.78% 10/8/02                                         20,000,000     19,902,650
Merrill Lynch
 1.82% 12/16/02                                        15,000,000     15,000,000
Metlife Funding
 1.80% 8/20/02                                         13,453,000     13,419,368
Moat Funding
 1.808% 9/13/02                                         5,000,000      4,981,500
 1.818% 9/4/02                                         15,000,000     14,950,979
New York Life Capital
 1.873% 7/8/02                                         20,000,000     19,992,805
Private Export Funding
 2.194% 9/26/02                                         9,000,000      8,952,802
Salomon Smith Barney Holdings
 1.781% 7/17/02                                        20,000,000     19,984,221
Swiss RE Financial
 1.829% 7/24/02                                         6,400,000      6,392,558
 2.013% 7/11/02                                        15,000,000     14,991,667
UBS Finance
 2.00% 7/1/02                                          16,000,000     16,000,000
Verizon Global Funding
 1.819% 3/18/03                                        10,000,000      9,997,843
--------------------------------------------------------------------------------
                                                                     345,125,701
Cable, Media & Publishing - 4.37%
--------------------------------------------------------------------------------
New York Times
 1.78% 9/3/02                                           7,635,000      7,610,839
 1.788% 9/18/02                                        12,880,000     12,829,690
--------------------------------------------------------------------------------
                                                                      20,440,529
Energy - 2.40%
--------------------------------------------------------------------------------
Olympic Pipe Line
 2.07% 12/16/02                                        11,250,000     11,250,000
--------------------------------------------------------------------------------
                                                                      11,250,000


                                                      Principal        Market
Miscellaneous - 3.85%                                 Amount           Value
--------------------------------------------------------------------------------
University of California
 1.807% 7/3/02                                        $10,000,000   $  9,999,000
 1.83% 7/9/02                                           8,000,000      7,996,747
--------------------------------------------------------------------------------
                                                                      17,995,747
Utilities - 5.86%
--------------------------------------------------------------------------------
General Electric Company
 1.778% 9/26/02                                        10,000,000      9,957,225
Schlumberger Technology
 1.78% 7/15/02                                         11,000,000     10,992,386
 1.798% 9/3/02                                          6,475,000      6,454,395
--------------------------------------------------------------------------------
                                                                      27,404,006
Total Money Market Instruments
 (cost $437,184,308)                                                 437,184,308
--------------------------------------------------------------------------------
Total Market Value of Securities - 93.43%
 (cost $437,184,308)                                                 437,184,308
--------------------------------------------------------------------------------
Receivables and Other Assets Net of
 Liabilities - 6.57%                                                  30,749,504
--------------------------------------------------------------------------------
Net Assets - 100.0%
--------------------------------------------------------------------------------
(Equivalent to $10.000 per share based on
 46,793,381 shares issued and outstanding)                          $467,933,812
--------------------------------------------------------------------------------
Components of Net Assets at June 30, 2002:
Common Stock par value $.01, per share,
 50,000,000 authorized shares                                       $    467,934
Paid in capital in excess of par value
 of shares issued                                                    467,465,878
--------------------------------------------------------------------------------
Total Net Assets                                                    $467,933,812
--------------------------------------------------------------------------------

See accompanying notes to financial statements.



                              Money Market Fund  2

Lincoln National Money Market Fund, Inc.



Statement of Assets and Liabilities

June 30, 2002 (Unaudited)

Assets:
 Investments at market (cost $437,184,308)                                               $437,184,308
 Cash                                                                                          65,127
 Dividends and interest receivable                                                             68,596
 Subscriptions receivable                                                                  31,187,562
                                                                                         ------------
   Total assets                                                                                          468,505,593
                                                                                                         -----------
Liabilities:
 Liquidations payable                                                                         322,198
 Other accounts payable and accrued expenses                                                  249,583
                                                                                         ------------
   Total liabilities                                                                                         571,781
                                                                                                         -----------
Total net assets                                                                                                       $467,933,812
                                                                                                                       ============


See accompanying notes to financial statements.


                              Money Market Fund  3

Lincoln National Money Market Fund, Inc.



Statement of Operations

Period ended June 30, 2002 (Unaudited)


Investment income:
 Interest                                                             $4,137,744
--------------------------------------------------------------------------------
   Total investment income                                             4,137,744
--------------------------------------------------------------------------------
Expenses:
 Management fees                                                         911,281
--------------------------------------------------------------------------------
 Accounting fees                                                          92,758
--------------------------------------------------------------------------------
 Printing and postage                                                     42,184
--------------------------------------------------------------------------------
 Professional Fees                                                        11,181
--------------------------------------------------------------------------------
 Custody fees                                                              7,864
--------------------------------------------------------------------------------
 Directors fees                                                            3,150
--------------------------------------------------------------------------------
 Other                                                                    12,532
--------------------------------------------------------------------------------
                                                                       1,080,950
--------------------------------------------------------------------------------
 Less:
   Expenses paid indirectly                                               (1,538)
--------------------------------------------------------------------------------
   Reimbursement from the Advisor                                        (35,265)
--------------------------------------------------------------------------------
   Total expenses                                                      1,044,147
--------------------------------------------------------------------------------
Net investment income                                                  3,093,597
--------------------------------------------------------------------------------
Net realized gain on investments                                           8,310
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $3,101,907
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                     Period
                                                     ended
                                                     06/30/02       Year ended
                                                     (Unaudited)    12/31/01
                                                     ---------------------------
Changes from operations:
 Net investment income                               $  3,093,597   $ 12,007,146
--------------------------------------------------------------------------------
 Net realized gain on investments                           8,310         54,567
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations   3,101,907     12,061,713
--------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
 Net investment income                                 (3,224,460)   (11,939,160)
--------------------------------------------------------------------------------
   Total dividends and distributions to shareholder    (3,224,460)   (11,939,160)
--------------------------------------------------------------------------------
Net increase in net assets resulting from
   capital share transactions                          37,851,277    176,985,098
--------------------------------------------------------------------------------
Total increase in net assets                           37,728,724    177,107,651
--------------------------------------------------------------------------------
Net Assets, beginning of period                       430,205,088    253,097,437
--------------------------------------------------------------------------------
Net Assets, end of period                            $467,933,812   $430,205,088
--------------------------------------------------------------------------------


See accompanying notes to financial statements.


                              Money Market Fund  4

Lincoln National Money Market Fund, Inc.



Financial Highlights

(Selected data for each capital share outstanding throughout each period)


                                                               Period
                                                               ended
                                                               06/30/02(1)    Year ended December 31,
                                                               (Unaudited)    2001       2000        1999        1998       1997
                                                                -------------------------------------------------------------------
Net asset value, beginning of year                               $ 10.003     $ 10.000   $ 10.000    $ 10.000    $ 10.000   $10.000

Income from investment operations:
 Net investment income                                              0.073        0.397      0.590       0.468       0.497     0.501
                                                                -------------------------------------------------------------------
 Total from investment operations                                   0.073        0.397      0.590       0.468       0.497     0.501
                                                                -------------------------------------------------------------------
Less dividends and distributions from:
 Net investment income                                             (0.076)      (0.394)    (0.590)     (0.468)     (0.497)   (0.501)
                                                                -------------------------------------------------------------------
 Total dividends and distributions                                 (0.076)      (0.394)    (0.590)     (0.468)     (0.497)   (0.501)
                                                                -------------------------------------------------------------------
 Net asset value, end of period                                  $ 10.000     $ 10.003   $ 10.000    $ 10.000    $ 10.000   $10.000
                                                                -------------------------------------------------------------------
 Total Return(2)                                                    0.72%        4.06%      6.06%       4.74%       5.12%     5.14%

Ratios and supplemental data:
 Ratio of expenses to average net assets                            0.49%        0.54%      0.58%       0.59%       0.58%     0.59%
 Ratio of net investment income to average
   net assets                                                       1.46%        3.75%      5.91%       4.68%       4.97%     5.01%
 Net assets, end of period (000 omitted)                         $467,934     $430,205   $253,097    $234,676    $137,062   $89,227


(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

See accompanying notes to financial statements.


                              Money Market Fund  5

Lincoln National Money Market Fund, Inc.


Notes to Financial Statements

June 30, 2002 (Unaudited)


The Fund: Lincoln National Money Market Fund, Inc. (the "Fund") is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.

1. Significant Accounting Policies

Security Valuation: Securities are valued at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the period ended June 30, 2002, the custodial fees offset arrangements amounted to $1,538.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Management Fees and Other Transactions With Affiliates

Delaware Lincoln Investment Advisers (DLIA) (the "Advisor") is responsible for the overall management of the Fund's securities investments and provides certain administrative services to the Fund. DLIA is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is a wholly-owned subsidiary of Lincoln National Investment, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, the Advisor receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the period ended June 30, 2002.


                              Money Market Fund  6

Effective January 1, 2002, the Advisor has agreed to waive a portion of its fees based on the comprehensive review of expenses performed by Fund Management in 2001. The amount the Advisor waived for the six months ended June 30, 2002 was $35,265.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. At June 30, 2002, the cost of investments was $437,184,308.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended June 30, 2002 and the year ended December 31, 2001 was as follows:


                                                        Period       Year
                                                        ended        ended
                                                        6/30/02      12/31/01
                                                        ------------------------
Ordinary income                                         $3,224,460   $11,939,160
                                                        ==========   ===========


5. Credit and Market Risks

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 76.95% of net assets at June 30, 2002. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

6. Summary of Changes From Capital Share Transactions


                                                   Shares Issued Upon
                                                   Reinvestment of                                          Net Increase
                      Capital                      Dividends &               Capital Shares                 Resulting From Capital
                      Shares Sold                  Distributions             Redeemed                       Share Transactions
                      ---------------------------  ------------------------  -----------------------------  ------------------------
                      Shares       Amount          Shares       Amount       Shares        Amount           Shares      Amount
                      -----------  --------------  ---------    -----------  ------------  ---------------  ----------  ------------
Period ended
  June 30, 2002      134,514,577  $1,345,145,780     322,452    $ 3,224,518  (131,051,902) $(1,310,519,021)  3,785,127  $ 37,851,277
Year ended
  December 31, 2001   67,115,765     671,157,653   1,194,111     11,941,114   (50,611,366)    (506,113,669) 17,698,510   176,985,098


7. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income daily. Distributions of short-term capital gains, if any, are included in dividends from net investment income. Distributions of net realized gains, if any, are declared and distributed annually.

8. Line of Credit

The Fund, along with certain other Lincoln Life Multi-Fund Variable Annuity Funds (the "Participants"), participates in a $125,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 5% of its total assets. The Fund had no amount outstanding at June 30, 2002, or at any time during the year.


                              Money Market Fund  7